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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 10, 2005

                             SOUTHWEST WATER COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


       Delaware                    0-8176                 95-1840947
(State of Incorporation)   (Commission File Number)    (I.R.S. Employer
                                                        Identification No.)


One Wilshire Building
624 South Grand Avenue, Suite 2900
Los Angeles, CA                                                 90017-3782
(Address of principal executive offices)                        (Zip Code)

                                 (213) 929-1800
              (Registrant's telephone number, including area code)

                             ------------------------

   (Former name, former address and former fiscal year, if changed since last report date)

                             ------------------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 425 under the Securities Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition

On February 10, 2005, Southwest Water Company issued a press release announcing its preliminary financial results for the year ended December 31, 2004. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01 Financial Statements and Exhibits

(c)      Exhibits


Exhibit
  No.                              Description
-------   ---------------------------------------------------------
99.1      Press release dated February 10, 2005




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SOUTHWEST WATER COMPANY
                                       (Registrant)

                                       By:   /s/ Richard J Shields
                                             ---------------------------------
                                              Name: Richard J. Shields
                                              Title: Chief Financial Officer

Date: February 11, 2005





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                                  Exhibit Index

Exhibit
  No.                                 Description
-------   ---------------------------------------------------------

99.1      Press release dated February 10, 2005





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